UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2014

_______________

DIGITAL POWER CORPORATION

 (Exact name of registrant as specified in its charter)

94-1721931	001-12711	California
(IRS Employer Identification No.)	(Commission File Number)	(State or other jurisdiction of incorporation)

48430 Lakeview Blvd., Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On September 16, 2014, Digital Power Corporation (NYSE MKT: DPW) issued a press release announcing that it recently was awarded two contracts, one to develop custom switching power solutions for cloud based data centers, and the other to develop custom power solutions for converged cable TV edge router and gateway nodes. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated here by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

/s/ Amos Kohn
By: Amos Kohn Title: President & Chief Executive Officer

Dated: September 16, 2014